Crazy Woman Creek Bancorp Incorporated
                                 106 Fort Street
                             Buffalo, Wyoming 82834
                                 (307) 684-5591

December 27, 1996




Dear Fellow Stockholder:

     We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Meeting") of Crazy Woman Creek Bancorp Incorporated (the "Company") to be held at the Company's main office, 106 Fort Street, Buffalo, Wyoming, on January 29, 1997 at 3:00 p.m. This is our first annual meeting since the mutual-to-stock conversion of Buffalo Federal Savings Bank and its acquisition by the Company as its parent savings and loan holding company in March 1996.

     The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the Meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,



                                          Deane D. Bjerke
                                          President

--------------------------------------------------------------------------------
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                                 106 FORT STREET
                             BUFFALO, WYOMING 82834
                                 (307) 684-5591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 29, 1997
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the Meeting of Stockholders (the "Meeting") of Crazy Woman Creek Bancorp Incorporated (the "Company"), will be held at the Company's main office, 106 Fort Street, Buffalo, Wyoming on January 29, 1997, at 3:00 p.m. The Meeting is for the purpose of considering and acting upon the following matters:

     1.   The election of two directors of the Company;
     2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ended September 30, 1997; and
     3. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting,

      Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 19, 1996 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and to sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote at the Meeting in person.

      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                       BY ORDER OF THE BOARD OF DIRECTORS



                       Greg L. Goddard
                       Secretary

Buffalo, Wyoming
December 27, 1996

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                                 106 FORT STREET
                             BUFFALO, WYOMING 82834
                                 (307) 684-5591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 29, 1997
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished to holders of common stock, par value $0.10 per share ("Common Stock"), of Crazy Woman Creek Bancorp Incorporated (the "Company") which acquired all of the outstanding common stock of Buffalo Federal Savings Bank (the "Bank") issued in connection with the Bank's conversion from mutual to stock form in March 1996 (the "Conversion"). Proxies are being solicited by the board of directors of the Company (the "Board" or the "Board of Directors") to be used at the 1997 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 106 Fort Street, Buffalo, Wyoming, on January 29, 1997 at 3:00 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about December 27, 1996.

      At the Meeting, stockholders will consider and vote upon (i) the election of two directors, and (ii) the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending September 30, 1997. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" Proposal I and "FOR" Proposal II at the Meeting or any adjournment thereof. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on December 19, 1996 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 1,058,000 shares of Common Stock issued and outstanding.

      The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are no sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors as stated in Proposal I, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the ratification of auditors, Proposal II, by checking the appropriate box, stockholders may (i) vote "FOR" the ratification, (ii) vote "AGAINST" the ratification, or (iii) vote to "ABSTAIN" from voting on the ratification. Unless otherwise required by law, the ratification of auditors shall be determined by a majority of the total votes cast at the Meeting, in person or by proxy, without regard to either (a) broker non-votes, or (b) proxies for which the "ABSTAIN" box is selected as to the matter.

      As to other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the bylaws of the Company, a majority of those votes cast by shareholders shall be sufficient to pass on any other matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date.

      Information concerning the security ownership of management is included under "Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers."

                                                            Percent of Shares of
                                      Amount and Nature of      Common Stock
Name and Address of Beneficial Owner  Beneficial Ownership      Outstanding
------------------------------------  --------------------      -----------
Buffalo Federal Savings Bank Employee        64,000(1)             6.05%
Stock Ownership Plan ("ESOP")
106 Fort Street
Buffalo, Wyoming  82834

----------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of the non-employee directors of the Company to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustees"). The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, no shares have been allocated under the ESOP to participant accounts.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, the Forms 3 of each officer and director of the Company were filed with the SEC on August 28, 1996. Except for the initial filing of all Forms 3, all other reports have been filed on a timely basis for the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

      The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. One class of directors, consisting of Deane D. Bjerke and Thomas J. Berry, has a term of office expiring at the first annual meeting. A second class, consisting of Greg L. Goddard and Douglas D. Osborn, has a term of office expiring at the annual meeting to be held one year thereafter. A third class, consisting of Richard Reimann and Sandra K. Todd, has a term of office expiring at the annual meeting to be held two years thereafter. The Board of Directors currently consists of six members. Two directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

     Deane D. Bjerke and Thomas J. Berry have been nominated by the Board of Directors to serve as directors. Messrs. Bjerke and Berry are currently members of the Board and have been nominated for three-year terms to expire in 2000. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

      The following table sets forth the nominees and the directors continuing in office and the non-director executive officers of the Company, their name, age, the year they first became a director or officer of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. The table also sets forth, for all executive officers and directors as a group, the number of shares and the percentage of Common Stock beneficially owned as of the Voting Record Date. Each director of the Company is also a director of the Bank.

                                                                          Common Stock
                                          Year First     Current          Beneficially
   Name of Individual or                  Elected or     Term to         Owned (4)(5)(6)
Number of Persons in Group    Age (1)    Appointed(2)    Expire             Shares %
--------------------------    -------    ------------    ------             --------

Board Nominees for Term to Expire in 2000

Deane D. Bjerke (3)             49           1996         1997         4,000           *
Thomas J. Berry                 48           1995         1997        10,200 (7)     1.00%
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE NAMED
NOMINEES FOR DIRECTOR

Directors Continuing in Office

Greg L. Goddard                 49           1989         1988        11,000 (7)     1.00%
Douglas D. Osborn               63           1995         1998        11,000 (7)     1.00%
Richard Reimann                 61           1978         1999        11,000 (7)     1.00%
Sandra K. Todd                  50           1996         1999         5,320 (7)         *

All directors and executive
officers as a group (8 persons)                                       58,970 (7)     5.57%


------------------
*     Less than 1%.
(1)  As of September 30, 1996.
(2) Refers to the year the individual first became a director or officer of the Company or the Bank. All directors and officers of the Bank during March 1996 became a director or officer of the Company or the Bank when it was incorporated.
(3) Mr. Bjerke is also the President and Chief Executive Officer of the Company and the Bank.
(4) Beneficial ownership as of the Voting Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(5) Excludes stock options to purchase shares of Common Stock pursuant to the 1996 Stock Option Plan and are not exercisable until vested. See "Compensation of Directors and Executive Officers -- Benefits -- 1996 Stock Option Plan."
(6) Excludes shares of Common Stock awarded under the MSBP. See "Compensation of Directors and Executive Officers -- Benefits -- Management Stock Bonus Plan."

(7) Excludes 64,000 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, no shares have been allocated under the ESOP to participant accounts.

      The business experience of each nominee for director, director, and executive officer of the Company is set forth below. All persons have held their present positions for five years unless otherwise stated.

      Deane D. Bjerke has been with the Bank since 1987 and since November 1995, he has served as the President and Chief Executive Officer of the Bank and the Company. In April 1996 he became a Director. Prior to November 1995, Mr. Bjerke served as the Bank's Executive Vice President. He is a member of the local Kiwanis Club, past Chairman of the Johnson County Library Board of Directors, a member of the Buffalo Housing Authority, and Joint Powers Board for the Regional Museum.

      Thomas J. Berry has been a Director of the Bank and the Company since 1995. He is a Veterinarian and major stockholder of Big Horn Veterinary Hospital, and has been in that position since 1976. He is a member of the local Hospital Board and Fire Department.

      Greg L. Goddard has been the Secretary and Director of the Bank since 1989 and of the Company since its incorporation in December 1995. He is a partner of the law firm Goddard, Perry & Vogel and has been with the firm for 17 years. Mr. Goddard has been Johnson County Attorney since 1975. He is a member of Wyoming Prosecutor's Association, Small Business Administration and State Advisory Committee. The law firm of Goddard, Perry & Vogel has done limited legal work for the Bank.

      Douglas D. Osborn has been a Director of the Bank and the Company since 1995. He has been the sole owner of Big Horn Highlands Ranch for the past six years. He is a member of the Johnson County Planning Commission, Chairman of the Johnson County Republican Party, Moderator/Chairman of Council of Union
Congregational Church and President of the American Highlands Cattle Association. In November 1996, Mr. Osborn was elected to a two-year term in the House of Representatives of the Wyoming State Legislature, commencing in January 1997.

      Richard Reimann has been a Director of the Bank since 1978 and of the Company since its incorporation in December 1995. He has been the owner of Reimann Oil Co., Inc. since 1960. He is a member of the Buffalo Rotary Club and Buffalo Chamber of Commerce and is past director of Big Horn Economic Development Corporation, a local economic development group.

      Sandra K. Todd has been a Director of the Bank and the Company since January 1996. She and her husband have been owners of The Sports Lure, Buffalo, Wyoming, a sporting goods store, since 1968. She serves on the advisory boards of Buffalo School District and the Johnson County Memorial Hospital and is a member of the Buffalo Main Street Commission and the Discover Buffalo Promotion Committee.

     Arnold R. Griffith, Jr. has been with the Bank since 1979. He currently serves as the Senior Vice President and Senior Lending Officer. Prior to holding his current position, he served as president of the Bank from March, 1991 to November, 1995. In addition to these positions, he previously held the position of Executive Vice President. Mr. Griffith is a member of the Buffalo Rotary Club, he is on the Board of Directors of the Buffalo Children's Center, Vestry of the Episcopal Church, and Board of Directors of the Johnson County Red Cross.

      Dalen C. Slater has been with the Bank since 1991 and since January 1993 has served as the Senior Vice President and Chief Financial Officer and of the Company since its incorporation in December 1995. Prior to 1993, Mr. Slater served as the Bank's Vice President. He is the President and Director of the Big Horn Economic Development Corporation and Scoutmaster for the Boy Scouts of America and a member of the local Kiwanis Club.

Nominations for Directors

      Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the board of directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

      Nominations, other than those made by or at the direction of the board of directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal office of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock that are beneficially owned (as defined in the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the 1934 Act, including, but not limited to, information which would be required to be filed with the SEC; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the board of directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting must furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee.

      The Board or a committee of the Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in the Articles. Notwithstanding the procedures set forth in the Articles, if neither the Board nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of the Articles. If the presiding officer determines that a nomination or proposal was made in accordance with the terms of the Articles, such officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee or proposal. If the presiding officer determines that a nomination or proposal was not made in accordance with the terms of this Article, such officer shall so declare at the annual meeting and the defective nomination or proposal shall be disregarded.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 1996, the Board of Directors of the Company held three regular meetings and four special meetings and the Board of Directors of the Bank held 12 regular meetings and six special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended September 30, 1996.

      The Audit Committee of the Company is comprised of Directors Reimann, Goddard, Berry, Todd and Osborn. The committee meets at least once a year with independent auditors to review and discuss the Audit Report and audit findings and then reports to the full Board. The Audit Committee met once in 1996.

      The Nominating Committee is comprised of at least three directors on a rotating basis. The Committee meets annually to nominate directors for the upcoming year. Their recommendations are presented to the regular bound during the annual meeting.

--------------------------------------------------------------------------------
                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Director Compensation

      Directors' Fees. The directors of the Company do not presently receive compensation for their services as a director of the Company. Such directors receive compensation for services as members of the Board of Directors of the Bank. For fiscal year 1996, the Chairman was paid a fee of $700 per month and each other director received a monthly fee of $600. No additional fees are paid for attendance at committee meetings. For the year ended September 30, 1996, total fees paid by the Bank to directors were $34,800.

      Stock Benefits. On October 2, 1996, the date of stockholder approval of the MSBP, each non-employee director of the Company received 2,116 shares of restricted stock under the MSBP. These shares become non-forfeitable at a rate of 20% annually on and after October 2, 1997. In addition, on October 2, 1996, the date of stockholder approval of the Option Plan, each non-employee director of the Company received stock options to purchase 5,290 shares of Common Stock at the then current fair market value ($11.75 per share). Such options are first exercisable at a rate of 20% annually on and after October 2, 1997. See "-- Benefits -- 1996 Stock Option Plan" and "-- Management Stock Bonus Plan."

Executive Compensation

      Generally. The Company has no employees, relying upon employees of the Bank for the limited services required by the Company. All compensation paid to directors, officers, and employees is paid by the Bank. The Company and the Bank have entered into an agreement whereby the Bank is reimbursed by the Company for the use of Bank employees.

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President of the Bank. No executive officer of the Bank had a salary and bonus during the fiscal year ended September 30, 1996 that exceeded $100,000 for services rendered in all capacities to the Bank.

                                               Annual Compensation (1)
                                          --------------------------------------
                               Fiscal                             All Other        Other Annual
Name and Principal Position     Year      Salary       Bonus     Compensation(3)  Compensations(4)(5)
---------------------------    ------     ------       -----     ---------------  -------------------
Deane D. Bjerke, President     1996     $52,000       $2,200           $3,541          $1,950
Arnold R. Griffith, Jr.(2)     1996      48,000        1,500            4,891           1,800
  Senior Vice President

---------------
(1) The Company first issued Common Stock registered under Section 12(g) of the 1934 Act effective March 29, 1996, therefore, less than three years of compensation data is presented. All compensation set forth above was paid by the Bank.
(2) Effective November, 1995, Mr. Griffith stepped down as President of the Bank as part of the Board's restructuring of management. Mr. Griffith became Senior Vice President and Senior Loan Officer, and Mr. Bjerke became President.
(3) Consists of health and life insurance premiums paid on behalf of the executive.
(4)  Represents benefits awarded under the Profit Sharing Plan.

(5) Does not include recently adopted stock benefit plans. See " -- Benefits -- 1996 Stock Option Plan" and " -- Management Stock Bonus Plan."

      Severance Agreements. The Bank entered into severance agreements with Deane D. Bjerke, President, Arnold R. Griffith, Senior Vice President and Dalen
C. Slater, Senior Vice President and Chief Financial Officer (collectively, the "Officers"). The severance agreements are for terms of three years ending in 1998. The agreements may be terminated by the Bank for "just cause" as defined in the agreements. The agreements contain a provision stating that in the event of termination of employment in connection with any change in control of the Bank, the Officers will be paid in a lump sum an amount equal to 2.99 times their five year average compensation. In the event of a change in control of the Bank at September 30, 1996, Mr. Bjerke and the Officers as a group would have been entitled to an aggregate lump sum payment of approximately $155,000 and $448,500 respectively (assuming the severance agreements were in effect at September 30, 1996). The aggregate payments under such provisions would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount. The agreements will be reviewed annually by the Board of Directors and may be extended for additional one-year periods upon a determination of satisfactory performance within the Board's sole discretion.

Benefits

      Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan ("ESOP"), for the exclusive benefit of participating employees. Participating employees are employees who have completed not less than one year of service with the Bank or its subsidiary and have attained age 21. The Bank has received a favorable letter of determination from the IRS as to the tax-qualified status of the ESOP.

     The ESOP is to be funded by contributions made by the Bank in cash or Common Stock. Benefits will be paid either in shares of the Common Stock or in cash. In accordance with the Plan, the ESOP borrowed funds from the Company to acquire 6.05% of the Common Stock issued in the Conversion. The loan is for a term of 14 years at an annual interest rate equal to the prime rate as published in The Wall Street Journal. The loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid. The Bank contributed approximately $50,000 to the ESOP during the year ended September 30, 1996.

      Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of total compensation, excluding bonuses. All participants must be employed at least 1,000 hours in a plan year in order to receive an allocation. Participant benefits become 20% vested after two years of service, increasing by 20% annually until being 100% vested after six years of service. Employment prior to the adoption of the ESOP shall be credited for the purposes of vesting. Vesting will be accelerated upon retirement, death, disability, change in control of the Company, or termination of the ESOP. Forfeitures will be reallocated to participants on the same basis as other contributions in the plan year. Benefits are payable in the form of a lump sum upon retirement, death, disability or separation from service. The Bank's contributions to the ESOP are discretionary and may cause a reduction in other forms of compensation. Therefore, benefits payable under the ESOP cannot be estimated. As of the Voting Record Date, no shares have been allocated under the ESOP.

      The Board of Directors has appointed the non-employee directors to serve as the ESOP Committee to administer the ESOP and to serve as the initial ESOP Trustees. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the Trustees' fiduciary duties.

      Profit Sharing Plan. The Bank sponsors a tax-qualified defined contribution profit sharing plan, the Financial Institutions Thrift Plan ("Profit Sharing Plan"), for the benefit of its employees. Employees become eligible to participate under the Profit Sharing Plan after one month of service and attainment of age 21. Benefits under the Profit Sharing Plan are determined based upon annual discretionary contributions to the Profit Sharing Plan; such benefits are allocated to participant accounts as a percentage of total compensation of such participant to the compensation of all participants. At the end of each year, the Board of Directors determines whether to make a contribution and the amount of the contribution to the Profit Sharing Plan, based upon a number of factors, such as the Bank's retained earnings, profits, regulatory capital and employee performance. No employee contributions are permitted under the Profit Sharing Plan. It is intended that the Profit Sharing Plan operate in compliance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"). Total contributions to the Profit Sharing Plan for all employees for the fiscal years ended September 30, 1994, 1995, and 1996, were $40,106, $38,192 and $9,744 respectively. Future contributions to the Profit Sharing Plan may be reduced or eliminated as a result of anticipated contributions to the ESOP.

     1996 Stock Option Plan. The Company's Board of Directors adopted the Crazy Woman Creek Bancorp Incorporated 1996 Stock Option Plan (the "Option Plan"), which was approved by stockholders of the Company at a special meeting of stockholders held on October 2, 1996. Pursuant to the Option Plan, 105,800 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. The awards vest 20% per year beginning on the first anniversary of stockholder approval of the Option Plan and 20% of the initial grant each anniversary thereafter. Deane Bjerke, the President of the Company, was granted options to purchase 15,870 shares of Common Stock.

      Management Stock Bonus Plan. The Board of Directors of the Company adopted the Management Stock Bonus Plan ("MSBP"), as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. The Bank contributed sufficient funds to the MSBP Trusts to enable the MSBP Trusts to purchase 42,320 shares of Common Stock (4% of the amount of Common Stock sold in the Conversion). Awards under the MSBPs were made in recognition of prior and expected future services to the Bank of its directors and executive officers responsible for implementation of the policies adopted by the Board of Directors, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. The awards vest 20% per year beginning on the first anniversary of stockholder approval of the MSBP and 20% of the initial grant each anniversary thereafter. Deane Bjerke, President of the Company, received 5,078 shares of restricted stock.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Bank during the fiscal year ended September 30, 1996 consisted of Directors Reimann, Berry, Goddard, Osborn and Todd, all non-employee members of the Board of Directors of the Company.

Certain Relationships and Related Transactions

      Except for loans made by the Bank in the ordinary course of business, no directors, executive officers or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the fiscal year ended September 30, 1996. Furthermore, the Bank had no "interlocking" relationships existing on or after October 1, 1995 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Such loans
(a) have been made in the ordinary course of business, (b) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (c) do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to the Office of Thrift Supervision ("OTS") regulations restricting loans and other transactions with affiliated persons of the Bank. Loans to officers and directors of the Bank and their affiliates, amounted to approximately $333,000 or 5.69% of the Bank's total equity at September 30, 1995.

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      KPMG Peat Marwick LLP was the Company's independent public accountant for the 1996 fiscal year. The Board of Directors has renewed the Company's arrangement with KPMG Peat Marwick LLP to be its auditors for the 1997 fiscal year, subject to ratification by the Company's stockholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     In the event the appointment of KPMG Peat Marwick LLP is not ratified by stockholders, the Board of Directors will consider the results of the vote and determine the next course of action.

     Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR THE 1997 FISCAL YEAR.

--------------------------------------------------------------------------------
                     ANNUAL REPORTS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The audited financial statements of the Company for its fiscal year ended September 30, 1996, prepared in conformity with generally accepted accounting principles, are included in the Company's Annual Report to Stockholders, which accompanies this Proxy Statement. An additional copy of the Annual Report to Stockholders may be obtained by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

      Upon written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB (without exhibits) filed with the SEC under the 1934 Act for the year ended September 30, 1996. Upon written request and a payment of a copying charge of $0.10 per page, the Company also will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-KSB. All written requests should be directed to Greg L. Goddard, Secretary, Crazy Woman Creek Bancorp Incorporated, 106 Fort Street, Buffalo, Wyoming 82834.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement; however, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending September 30, 1997, any stockholder proposal to take action at such meeting must be received at the Company's main office at 106 Fort Street, Buffalo, Wyoming 82834 by August 30, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act and the Company's Articles of Incorporation.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
-------------------------------------------------------------------------------

      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    GREG L. GODDARD
                                    SECRETARY

Buffalo, Wyoming
December 27, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     CRAZY WOMAN CREEK BANCORP INCORPORATED
                                 106 FORT STREET
                             BUFFALO, WYOMING 82834
                                 (307) 684-5591

--------------------------------------------------------------------------------
                                JANUARY 29, 1997
--------------------------------------------------------------------------------
      The undersigned hereby appoints the Board of Directors of Crazy Woman Creek Bancorp Incorporated (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's main office located at 106 Fort Street, Buffalo, Wyoming, on January 29, 1997 at 3:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                FOR       WITHHELD
                                                ---       --------

1.     The election as director of all nominees
       listed below:                            |_|          |_|

       Deane D. Bjerke
       Thomas J. Berry

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

                                                FOR        AGAINST    ABSTAIN
                                                ---        -------    -------

2.     The ratification of the appointment of
       KPMG Peat Marwick LLP as independent
       auditors of Crazy Woman Creek Bancorp
       Incorporated for the fiscal year ending
       September 30, 1997.                      |_|          |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of  Directors  recommends  a vote "FOR" all of the above  listed
propositions.                                      ---

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the signatory(ies) be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of such person's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The signatory(ies) may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The signatory(ies) acknowledge(s) receipt from the Company prior to the execution of this proxy of Notice of the Meeting and a Proxy Statement dated December 27, 1996 and Annual Report to Stockholders.

                                    Please check here if you
Dated:                , 199     |_| plan to attend the Meeting.
       ----------- ---     ---


-----------------------------       --------------------------------
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER



-----------------------------       --------------------------------
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.     )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     Crazy Woman Creek Bancorp Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
      (3) Filing Party:
--------------------------------------------------------------------------------
      (4) Date Filed:
--------------------------------------------------------------------------------